Restructuring Activities	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Restructuring and Related Activities [Abstract]
Restructuring Activities
13. Restructuring Activities
In July 2023, the Board approved a reduction in the Company’s workforce by approximately 50% across different areas and functions in the Company’s July 2023 Workforce Reduction. The July 2023 Workforce Reduction was substantially completed by the end of July 2023. The Company informed affected employees in the July 2023 Workforce Reduction on July 12, 2023. Since the date of the July 2023 Workforce Reduction, the Company’s remaining employees have primarily focused on activities relating to halting further development of the Company’s programs, the pursuit of strategic alternatives, and the provision of services under the previously disclosed Separation Services Agreement between the Company and Novartis in connection with the sale to Novartis of the Company’s cystinosis gene therapy program. Under the July 2023 Workforce Reduction, the Company recognized total restructuring expenses of $3,685 for the three and nine months ended September 30, 2023. These one-time
employee termination benefits are related to affected employees, who were offered separation benefits, including severance payments. Approximately $2,782 of these payments were made during the three months ended September 30, 2023, $903 of these expenses were related to non-cash
stock-based compensation expense, and there are no remaining accrued remaining payments at September 30, 2023.

Employee Severance and Other Benefits
Restructuring expenses	$3,685
Cash payments	(2,782)
Non-cash expenses	(903)

Liability included in accrued expenses and other current liabilities at September 30, 2023	$—

15. Restructuring
In January 2022, the Company announced the deprioritization of
AVR-RD-01,
its investigational gene therapy program for Fabry disease. This decision was made due to several factors, including new clinical data showing variable engraftment patterns from the five most recently dosed patients in the Company’s Phase 2 clinical trial of
AVR-RD-01
for the treatment of Fabry disease, which the Company refers to as the
FAB-GT
clinical trial. The emergence of such new data would have significantly extended the program’s development timeline. That development, coupled with an increasingly challenging market and regulatory environment for Fabry disease, were among the primary factors leading to the Company’s deprioritization of its Fabry program. As a result of the deprioritization, the Company has stopped enrollment of its Phase 2
FAB-GT
clinical trial and has shifted focus to its other pipeline programs.
In connection with the deprioritization of
AVR-RD-01
noted above, in January 2022, the Company approved changes to the Company’s organization as well as a broader operational cost reduction plan. As part of this plan, the Company approved a reduction in the Company’s workforce by approximately 23% across different areas and functions in the Company (the “Workforce Reduction”).
Under the Workforce Reduction, the Company recognized total restructuring expenses for the year ended December 31, 2022 of $1,369, which are included within Research and development and General and administrative expenses. No restructuring expenses were incurred for the year ended December 31, 2021. These one-time
employee termination benefits are related to affected employees, who were offered separation benefits, including severance payments. During the year ended December 31, 2022 approximately $1,369 of these payments were made. There are no remaining payments accrued at December 31, 2022.